SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): January 14, 2003

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-21696                22-3106987
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400

ITEM 5.    OTHER EVENTS

           On January 14, 2003, the Registrant disseminated a Press Release announcing the issuance of a U.S. patent covering intramuscular administration of therapeutic genes controlled by ARIAD's cell-signaling regulation technology.

           The information contained in the Press Release dated January 14, 2003, is incorporated herein by reference and attached as Exhibit
           99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1    The Registrant's Press Release dated January 14, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARIAD PHARMACEUTICALS, INC.



                                            By:    /s/ Edward M. Fitzgerald
                                                   ------------------------
                                                   Edward M. Fitzgerald
                                                   Senior Vice President and
                                                     Chief Financial Officer


Date:    January 14, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number   Description                                      Sequential Page Number
-------  -----------                                      ----------------------

99.1     The Registrant's Press Release dated
         January 14, 2003.                                         4

                                                                    EXHIBIT 99.1



                 Key U.S. Patent Issued Covering ARIAD's Novel
                    Erythropoietin Anemia Product Candidate

     CAMBRIDGE, Mass.--(BUSINESS WIRE)--Jan. 14, 2003--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced the issuance of a U.S. patent covering intramuscular administration of therapeutic genes controlled by ARIAD's cell-signaling regulation technology - the product concept being used in ARIAD's novel erythropoietin (EPO) anemia product candidate. A specially designed, dormant form of the EPO gene is injected into muscle at the onset of treatment, followed by oral administration of ARIAD's patented, small molecule-drug, AP22594, once or twice a month, to increase circulating levels of EPO and red blood cells directly in proportion to the amount of AP22594 administered.
     "This newly issued patent further strengthens our intellectual property portfolio for orally regulated protein therapy and specifically covers our novel EPO product candidate to treat anemia. This patent brings together the key elements of regulated protein therapy: our ARGENT technology for gene regulation, our AAV gene delivery vehicle, and the choice of muscle as the site of gene delivery," said Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD.
     Further information about the Company's recent presentation on its anemia product candidate at the American Society of Nephrology Annual Meeting can be found on the web in its November 1, 2002 press release at http://www.ariad.com/news_releases.
     The newly issued ARIAD patent (6,506,379) is available on the website of the U.S. Patent and Trademark Office at http://www.uspto.gov/web/menu/search.html.
     ARIAD is engaged in the discovery and development of breakthrough medicines that regulate cell signaling with small molecules. The Company is developing a comprehensive approach to the treatment of cancer and blood diseases and has seven product candidates in development. ARIAD also has an exclusive license to pioneering technology and patents related to the discovery, development and use of drugs that regulate NF-(kappa)B cell-signaling activity, which has been implicated in many major diseases.
     Additional information about ARIAD can be found on the web at http://www.ariad.com.

     Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             Kathy Lawton, 617/621-2345